The RBB Fund, Inc.

Boston Partners Investment Funds

Boston Partners Long/Short Equity Fund

Boston Partners Long/Short Research Fund

Institutional Class

Investor Class

(INVESTMENT PORTFOLIOS OF THE RBB FUND, INC.)

Supplement dated April 2, 2015

to the Prospectuses dated January 26, 2015

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

The Boston Partners Long/Short Equity Fund and Boston Partners Long/Short Research Fund (the “Funds”) are closed due to concerns that a significant increase in the size of the Funds may adversely affect the implementation of the Funds’ strategies.  Effective April 2, 2015, the Funds will still be offered to certain existing shareholders of the Funds and certain other persons (who are generally subject to cumulative, maximum purchase amounts) as follows:

a.	Fee-based advisory model programs or financial advisors who manage fee-based wrap accounts that systematically trade in and out of a Fund based on model portfolio allocations;

b.	Persons who already hold Shares of the Fund directly or through accounts maintained by brokers by arrangement with the Company;

c.	Existing and future clients of registered investment advisers and planners whose clients already hold Shares of the Fund on transaction fee and non-transaction fee platforms;

d.	Existing and future clients of consultants whose clients already hold shares of the Fund;

e.	Certain financial intermediaries by arrangement with the Company;

f.	Employees of the investment adviser and their spouses, parents and children;

g.	Directors of the Company; and

h.	Defined contribution retirement plans of private employers and governed by ERISA or of state and local governments.

Other persons who are shareholders of other Boston Partners Investment Funds are not permitted to acquire Shares of the Fund by exchange. Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise.

Robeco Investment Management, Inc. (the “Adviser”), however, reserves the right to reopen the Funds to new investments from time to time at its discretion, should the assets of the Funds decline by more than 5% from the date of the last closing of the Funds.  In addition, if the Adviser reopens the Funds, the Adviser has discretion to close the Funds thereafter should the assets of the Funds increase by more than 5% from the date of the last reopening of the Funds. Subject to the approval of the Board of Directors, the Adviser may also choose to reopen the Funds to new investments at any time, and may subsequently close the Funds again should concerns regarding the Funds’ sizes recur.

Please retain this Supplement for future reference.